SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 30, 2003

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-21696                  22-3106987
   ---------------------------    ----------------------     -----------------
  (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

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ITEM 5.    OTHER EVENTS

           On May 30, 2003, the Registrant disseminated a Press Release announcing that the results of in vivo studies of AP23573, its lead cancer product candidate which is in Phase 1 clinical trials, indicate that AP23573 was highly effective in animal models of human solid tumors.

           The information contained in the Press Release dated May 30, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                   99.1     The Registrant's Press Release dated May 30, 2003.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ARIAD PHARMACEUTICALS, INC.



                                       By:    /s/ Edward M. Fitzgerald
                                              ------------------------
                                              Edward M. Fitzgerald
                                              Senior Vice President and
                                              Chief Financial Officer


Date:    May 30, 2003




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                                                    EXHIBIT INDEX

Exhibit                                                            Sequential
Number     Description                                             Page Number
-------    -----------                                             -----------

99.1      The Registrant's Press Release dated May 30, 2003.           4








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